SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2004

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Airpark Road Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 14, 2004 Senetek issued a press release announcing the voting results from the Shareholders Annual General Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

Press release dated December 14, 2004 is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2004	SENETEK PLC (Registrant)

	By:	/s/ Frank Massino
	Name:	Frank Massino
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated December 14, 2004 announcing the voting results from the Shareholders Annual General Meeting.